Exhibit 99.1

AMSC Reports Second Quarter Fiscal Year 2020 Financial Results and Provides Business Outlook

Company to host conference call tomorrow, November 5 at 10:00 am ET

Ayer, MA – November 4, 2020 – AMSC (Nasdaq: AMSC), a leading system provider of megawatt-scale power resiliency solutions that orchestrate the rhythm and harmony of power on the grid™, and protect and expand the capability and resiliency of our Navy’s fleet, today reported financial results for its second quarter of fiscal year 2020 ended September 30, 2020.

Revenues for the second quarter of fiscal 2020 were $21.1 million compared with $14.0 million for the same period of fiscal 2019. The year-over-year increase was a result of higher Grid and Wind segment revenues versus the year ago period.  The higher Grid segment revenues are primarily due to increased D-VAR shipments, versus the year ago period.

AMSC’s net loss for the second quarter of fiscal 2020 was $3.7 million, or $0.17 per share, compared to a net loss of $0.8 million, or $0.04 per share, for the same period of fiscal 2019.  The Company’s non-GAAP net loss for the second quarter of fiscal 2020 was $2.7 million, or $0.13 per share, compared with a non-GAAP net loss of $1.5 million, or $0.07 per share, in the same period of fiscal 2019. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents, marketable securities and restricted cash on September 30, 2020 totaled $57.7 million, compared with $62.2 million at June 30, 2020.

"Our strong balance sheet and the addition of NEPSI to our Grid team changes the scale of our business and should place AMSC in a strong position for continued diversified growth," said Daniel P. McGahn, Chairman, President and CEO, AMSC.

AMSC Reports Q2FY20 Results	Page 2

Business Outlook

For the third quarter ending December 31, 2020, AMSC expects that its revenues will be in the range of $22 million to $25 million.  The Company’s net loss for the third quarter of fiscal 2020 is expected not to exceed $6.0 million, or $0.23 per share, excluding any potential tax impacts due to the acquisition of Northeast Power Systems, Inc. (“NEPSI”) on October 1, 2020.  The Company's non-GAAP net loss (as defined below) is expected not to exceed $5.5 million, or $0.21 per share.  The Company expects positive operating cash flow of up to $1 million in the third quarter of fiscal 2020.  The Company expects cash, cash equivalents, marketable securities and restricted cash on December 31, 2020, to be no less than $80 million.  This guidance reflects the $26 million in cash that the Company paid in connection with its acquisition of NEPSI on October 1, 2020, and $51.4 million in approximate net proceeds from the Company’s stock offering which closed on October 26, 2020.

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Thursday, November 5, 2020, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at https://ir.amsc.com.  The live call also can be accessed by dialing 800-367-2403 or 334-777-6978 and using conference ID 2509059. A replay of the call may be accessed 2 hours following the call by dialing 888-203-1112 or 719-457-0820 and using conference ID 2509059.

About AMSC (Nasdaq: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance.  Through its Marinetec™ Solutions, AMSC provides ship protection systems and is developing propulsion and power management solutions designed to help fleets increase system efficiencies, enhance power quality and boost operational safety.  Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. The Company’s solutions are enhancing the performance and reliability of power networks, increasing the operational safety of navy fleets, and powering gigawatts of renewable energy globally. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, American Superconductor, D-VAR, D-VAR VVO, Gridtec, Marintec, Windtec, Smarter, Cleaner … Better Energy, and Orchestrate the Rhythm and Harmony of Power on the Grid are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

AMSC Reports Q2FY20 Results	Page 3

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release regarding our goals and strategies; our expected GAAP and non-GAAP financial results for the quarter ending December 31, 2020, our expected cash, cash equivalents, marketable securities and restricted cash balance on December 31, 2020; the benefits of the NEPSI acquisition, expected net proceeds from the Company’s recently completed stock offering;  and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: We have a history of operating losses, which may continue in the future. Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; We have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; We may be required to issue performance bonds or provide letters of credit, which restricts our ability to access any cash used as collateral for the bonds or letters of credit; Changes in exchange rates could adversely affect our results of operations; If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; We may not realize all of the sales expected from our backlog of orders and contracts; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government. The continued funding of such contracts remains subject to annual congressional appropriation, which, if not approved, could reduce our revenue and lower or eliminate our profit; Our financial condition may have an adverse effect on our customer and supplier relationships; The novel coronavirus (COVID-19) pandemic could adversely impact our business, financial condition and results of operations; We may experience difficulties re-establishing our HTS wire production capability in our Ayer, Massachusetts facility; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; Historically, a significant portion of our revenues have been derived from a single customer and if this customer’s business is negatively affected, it could adversely impact our business; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; Failure to comply with evolving data privacy and data protection laws and regulations or to otherwise protect personal data, may adversely impact our business and financial results; We rely upon third-party suppliers for the components and subassemblies of many of our Grid and Wind products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; If we fail to implement our business strategy successfully, our financial performance could be harmed; Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; Many of our customers outside of the United States may be either directly or indirectly related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have had limited success marketing and selling our superconductor products and system-level solutions, and our failure to more broadly market and sell our products and solutions could lower our revenue and cash flow; We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; Our success depends upon the commercial adoption of the REG system, which is currently limited, and a widespread commercial market for our products may not develop; Adverse changes in domestic and global economic conditions could adversely affect our operating results; We have operations in, and depend on sales in, emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets. Changes in India’s political, social, regulatory and economic environment may affect our financial performance; Our products face competition, which could limit our ability to acquire or retain customers; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy; Lower prices for other fuel sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business; Unfavorable results of legal proceedings could have a material adverse effect on our business, operating results and financial condition; We may be unable to adequately prevent disclosure of trade secrets and other proprietary information; Our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; We face risks related to our intellectual property; We face risks related to our technologies; We face risks related to our legal proceedings; We face risks related to our common stock; and the important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2020, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q2FY20 Results	Page 4

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Revenues
Grid	$16,347	$11,489	$34,062	$21,345
Wind	4,770	2,523	8,267	6,437
Total revenues	21,117	14,012	42,329	27,782

Cost of revenues	15,596	10,248	31,768	22,441

Gross margin	5,521	3,764	10,561	5,341

Operating expenses:
Research and development	2,719	2,398	5,218	4,871
Selling, general and administrative	5,887	5,400	11,524	10,655
Amortization of acquisition-related intangibles	121	85	242	170
Total operating expenses	8,727	7,883	16,984	15,696

Operating loss	(3,206)	(4,119)	(6,423)	(10,355)

Change in fair value of warrants	—	1,145	—	4,092
Interest income, net	161	335	320	840
Other (expense)/income, net	(476)	1,520	(646)	976
Loss before income tax expense	(3,521)	(1,119)	(6,749)	(4,447)

Income tax expense (benefit)	191	(294)	380	(83)

Net loss	$(3,712)	$(825)	$(7,129)	$(4,364)

Net loss per common share
Basic	$(0.17)	$(0.04)	$(0.33)	$(0.21)
Diluted	$(0.17)	$(0.10)	$(0.33)	$(0.40)

Weighted average number of common shares outstanding
Basic	21,860	20,656	21,775	20,586
Diluted	21,860	20,723	21,775	20,736

AMSC Reports Q2FY20 Results	Page 5

UNAUDITED CONSOLIDATED BALANCE SHEET

(In thousands, except per share data)

	September 30, 2020	March 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$41,246	$24,699
Marketable securities	10,191	30,149
Accounts receivable, net	16,810	16,987
Inventory	14,155	18,975
Prepaid expenses and other current assets	3,496	2,959
Restricted cash	508	508
Total current assets	86,406	94,277

Marketable securities	—	5,046
Property, plant and equipment, net	8,140	8,565
Intangibles, net	3,309	3,550
Right-of-use assets	3,907	3,359
Goodwill	1,719	1,719
Restricted cash	5,782	5,657
Deferred tax assets	1,631	1,551
Other assets	333	385
Total assets	$111,227	$124,109

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$18,470	$22,091
Lease liability, current portion	568	439
Deferred revenue, current portion	13,547	18,430
Total current liabilities	32,585	40,960

Deferred revenue, long term portion	8,409	7,712
Lease liability, long term portion	3,430	3,000
Deferred tax liabilities	352	180
Other liabilities	31	38
Total liabilities	44,807	51,890

Stockholders' equity:
Common stock	234	229
Additional paid-in capital	1,055,548	1,053,507
Treasury stock	(3,336)	(2,666)
Accumulated other comprehensive loss	(262)	(216)
Accumulated deficit	(985,764)	(978,635)
Total stockholders' equity	66,420	72,219
Total liabilities and stockholders' equity	$111,227	$124,109

AMSC Reports Q2FY20 Results	Page 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30,
	2020	2019
Cash flows from operating activities:

Net loss	$(7,129)	$(4,364)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	2,009	2,262
Stock-based compensation expense	1,758	646
Provision for excess and obsolete inventory	1,250	196
Change in fair value of warrants	—	(4,092)
Non-cash interest income	—	(112)
Other non-cash items	233	(888)
Unrealized foreign exchange loss on cash and cash equivalents	272	—
Changes in operating asset and liability accounts:
Accounts receivable	157	(2,244)
Inventory	3,591	(3,589)
Prepaid expenses and other assets	(866)	(1,810)
Accounts payable and accrued expenses	(3,192)	2,799
Deferred revenue	(4,636)	711
Net cash used in operating activities	(6,553)	(10,485)

Cash flows from investing activities:
Purchase of property, plant and equipment	(1,326)	(1,736)
Proceeds from the sale of property, plant and equipment	—	3,001
Purchase of marketable securities	—	(10,000)
Sale of marketable securities	25,006	—
Change in other assets	63	66
Net cash (used in)/provided by investing activities	23,743	(8,669)

Cash flows from financing activities:
Repurchase of treasury stock	(670)	(505)
Proceeds from exercise of employee stock options and ESPP	99	100
Net cash used in financing activities	(571)	(405)

Effect of exchange rate changes on cash	53	(74)

Net increase/(decrease) in cash, cash equivalents and restricted cash	16,672	(19,633)
Cash, cash equivalents and restricted cash at beginning of period	30,864	78,198
Cash, cash equivalents and restricted cash at end of period	$47,536	$58,565

AMSC Reports Q2FY20 Results	Page 7

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS

(In thousands, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2020	2019	2020	2019
Net loss	$(3,712)	$(825)	$(7,129)	$(4,364)
Stock-based compensation	849	397	1,758	646
Amortization of acquisition-related intangibles	121	85	242	170
Change in fair value of warrants	—	(1,145)	—	(4,092)
Non-GAAP net loss	$(2,743)	$(1,488)	$(5,129)	$(7,640)

Non-GAAP net loss per share - basic	$(0.13)	$(0.07)	$(0.24)	$(0.37)
Non-GAAP net loss per share - diluted	$(0.13)	$(0.07)	$(0.24)	$(0.37)
Weighted average shares outstanding - basic	21,860	20,656	21,775	20,586
Weighted average shares outstanding - diluted	21,860	20,723	21,775	20,736

RECONCILIATION OF GAAP OPERATING CASH FLOW TO NON-GAAP OPERATING CASH FLOW

(In thousands)

	Six months ended
	September 30, 2020	September 30, 2019
Operating cash flow	$(6,553)	$(10,485)
Sinovel settlement (net of legal fees and expenses)	—	1,000
Non-GAAP operating cash flow	$(6,553)	$(9,485)

Reconciliation of Forecast GAAP Net Loss to Non-GAAP Net Loss

(In millions, except per share data)

Three months ending
December 31, 2020
Net loss	$(6.0)
Stock-based compensation	1.4
Amortization of acquisition-related intangibles	0.1
Non-GAAP net loss	$(5.5)
Non-GAAP net loss per share	$(0.21)
Shares outstanding	26.6

AMSC Reports Q2FY20 Results	Page 8

Note: Non-GAAP net loss is defined by the Company as net income (loss) before: stock-based compensation; amortization of acquisition-related intangibles; changes in fair value of warrants; other non-cash or unusual charges, and the tax effect of adjustments calculated at the relevant rate for our non-GAAP metric. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance.  The Company no longer has any warrants outstanding, therefore the Company's non-GAAP net loss guidance does not include the impact from this adjustment.  Actual non-GAAP net loss for the fiscal quarter ending December 31, 2020, including the above adjustments, may differ materially from those forecasted in the table above.

Non-GAAP operating cash flow is defined by the Company as operating cash flow before: Sinovel settlement (net of legal fees and expenses); and other unusual cash flows or items. The Company believes non-GAAP operating cash flow assists management and investors in comparing the Company’s operating cash flow across reporting periods on a consistent basis by excluding these non-recurring cash items that it does not believe are indicative of its core operating cash flow.

Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net loss is set forth in the table above.

AMSC Contacts

Investor Relations Contact:

LHA Investor Relations

Sanjay M. Hurry

(212) 838-3777

amscIR@lhai.com

Public Relations Contact:

RooneyPartners LLC

Bob Cavosi

646-638-9891

rcavosi@rooneyco.com

AMSC Communications Manager:

Nicol Golez

978-399-8344

Nicol.Golez@amsc.com